LEASE AGREEMENT

Dated the 4 day of August, 2004

                                                                                                                                                   STATE OF OREGON

COUNTY OF MULTNOMAH

THIS LEASE AGREEMENT, made and entered into by and between

POWIN CENTER, LLC

hereinafter referred to as "Landlord" and

FITZGERALD INDUSTRIAL SUPPLIES INC

hereinafter referred to as "Tenant";

WITNESSETH

1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration, of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Multnomah, State of Oregon, more particularly described as follows:

That certain space, as drawn on attached exhibit A, situated on the South side of the

Building known as 14325 N. E. Air Port Way, Portland, Oregon, aka POWIN CENTER,

Aka, Lot 1800 located in the T1N, R2E, Willamette Meridian Suite 210.

together with all rights, privileges, easements, appurtenances and immunities belonging to or in a way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (the said real property, buildings and improvements being hereinafter referred to as the "premises".

TO HAVE AND TO HOLD the same for a term commencing on the First day of October 2004 as hereinafter defined, and ending 63 months thereafter, provided, however, that in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of days in addition to the remainder of the calendar month following the "commencement date", and that date being the date of substantial completion.

(a) If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the "commencement date", Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payments of rent covering any period prior to the tendering of possession to Tenant hereunder. Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased and further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease.

(b) In the event this lease pertains to a building to be constructed, the provisions of this subparagraph (b) Shall apply in lieu of the provisions of subparagraph (a) above and the "commencement date" shall be the date upon which the buildings and other improvements erected to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications. Landlord shall notify tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid; Tenant  shall notify Landlord in writing of its objections. Landlord shall have a reasonable time, after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and Specifications and that the premises are in good and satisfactory condition as of when possession was so taken. After such "commencement date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

2. Rent. Tenant agrees to pay to Landlord rent, without deduction to setoff, for the entire term hereof, for the premises, at the rate of Please refer to the attached addendum-Dollars ($) xxxxxxxxx ) per month. One such monthly installment shall be due and payable on the "commencement date" and a like monthly installment shall be due and payable without demand on or before the first day of each s ucceeding calendar month during the hereby demised term, except that the rental payment for any fractional month at the commencement of the lease terms shall be prorated.

In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Seventeen Hundred and Ninety Six and No/l00 Dollars,($)l,796.00 which sum shall be held by Landlord, without obligation for the performance of Tenants covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default, Upon the occurrence of any event of default by Tenant , landlord may, from time to time, without prejudice  to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payment due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit of its original amount. If Tenant is not termed in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease.

3. Use. The premises shall be used only for the purpose of receiving, storing, shipping and selling products materials and merchandise made and/or distributed by Tenant. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Without Landlord's prior written consent, Tenant shall not receive store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous.

4. Taxes

(a) Tenant agrees to pay before they become delinquent all taxes (both general and special), assessments or governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes"), levied or assessed against the premises or any part thereof.  Tenant shall furnish to Landlord not later than twenty (20) days before the date any such taxes become delinquent official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any tax assessments or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may if it so elects pay such taxes, assessments, and governmental charges. Any sums so paid ay Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due an payable on demand by Landlord together with interest thereon at the rate of ten per cent (10%) Per annum from date paid by Landlord to date of repayment by Tenant.

(b) In the event the premises constitute a portion of a multiple occupancy building, in lieu of Tenant paying the "taxes" as above provided, Landlord agrees to pay before they become delinquent all "taxes'' lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the said building, and Tenant agrees to pay to Landlord upon demand the amount of' tenant's "proportionate share" of all such "taxes" paid ay Landlord. Tenant's proportionate share, as used in this lease, shall mean a fraction, the numerator of which is the space occupied ay Tenant and the denominator of which is the entire space contained in the building. This space is 7.7% of the total.

(c) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, levies or charges levied, assessed or imposed on real estate and the improvements there on there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received there from and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

(d) Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of Landlord, dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceedings), and Tenant's share any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord upon demand Tenants share (as among all tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage or expense (including attorneys' fees) in connection with any such proceedings.

(e) Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year.

5. Repairs and Maintenance.

(a) Tenant shall at its own cost and expense keep, maintain and take good care of the premises and, except as expressly provided in Paragraph 11(a) hereof, make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, and shall suffer no waste or nuisance; provided, however, that the cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any "adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or his employees, agents or invitees. At the end of the term or other termination of this lease, Tenant shall deliver the premises with all improvements thereon in good repair and condition, reasonable wear and tear only excepted.

(b) Tenant shall at its own cost and expense care for the grounds around the buildings on the premises, including the regular mowing of grass, care of shrubs and general landscaping and will k eep the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition.

(c) In this event the premises constitute a portion of a multiple occupancy building, Tenant and it employees, customers, and licensees shall have the nonexclusive right to use, in common with the other parties occupying said building, the parking areas, driveways and alleys adjacent to said building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe, and Tenant shall, in lieu of the obligations set forth under Subparagraph (a) above, as liable or its proportional share of the cost and expense of the care for the grounds around the said building including but not limited to, the mowing of grass, care of shrubs, general landscaping, and maintenance of parking areas, driveways and alleys. Tenant shall at Landlord's option either (i) pay when due its proportionate share of such costs and expenses along with the other tenants of the building directly to the persons performing such work, or (ii) reimburse Landlord upon demand for amount of its proportionate share of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

6. Alterations. Tenant shall not make any alterations, additions or improvements to the premises without the prior written consent of Landlord, and such consent shall not be unreasonably withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant, provided, however, that Tenant shall, if Landlord so elects, remove all alterations, additions, improvements, and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease; otherwise such improvements shall become the property of Landlord as of the date of the expiration of the term of this lease (as such term may be extended pursuant to any renewals, extensions or holdover period) and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner 80 as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises,

7. Signs. Tenant shall have the right to install signs upon the exterior of said buildings only when first approved in writing by Landlord such approval shall not be unreasonably withheld, and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements.

8. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the demised premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating that the premises are available.

9. Utilities. Landlord agrees to provide at its Cost water, electricity and telephone service connections to the premises; but Tenant shall pay all charges incurred for any utility services used or, or from the premises, and any maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

10. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord; and such consent shall not be unreasonably withheld, notwithstanding any permitted assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Landlord shall have the right to assign any of its rights and obligations under this lease.

11. Insurance, Fire and Casualty Damage.

(a) Landlord agrees to maintain insurance covering the building of which the demises premises are a part in an amount not less than 90% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance (clauses of the policy) of the "replacement cost" thereof as such terms is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to Insure against all other risks of Direct Physical Lose, such coverage, and endorsements to be as defined, provided and limited in the standard bureau funds prescribed by the insurance regulatory authority for the State in which the demised premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. subject to the provisions of subparagraphs 11(b) and 11(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay Landlord's cost of maintaining such Insurance on said building (or in the event the premises constitute only a portion of multiple occupancy building, Tenant's full proportionate share of such cost), Said payments shall be made to Landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this Subparagraph (a) with respect to the year in which this lease commences or terminates shall bear same ratio to the payment which would be required to be made for the full year as that part of such year covered by the term of this lease bears to a full year.

(b) If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 11(a) above, Tenant shall give immediate notice thereof to Landlord and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any applicable deductible amounts specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction.

(c) If the buildings situated upon the premises should be damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 11(a) above, or if any other improvements situated on the demised premises should be in any manner damaged, Tenant shall at its sole cost and expense thereupon be prorated with reasonable diligence to rebuild and repair such buildings and/or other improvements to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's approval of the plans and specifications for such rebuilding and repairing, which approval shall not be unreasonably withheld.

(d) Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by or on behalf of, Tenant in, on or about the demised premises in an amount not less than 90% (or such greater percentage that may be necessary to comply with the provisions of any co-insurance clause of the "replacement cost" thereof as such term is defined In the Replacement Cost Endorsement to be attached thereto . Such Insurance shall Insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 11(b) hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control. All such policies shall be purchased by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of the premiums therefore shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

(e) Not with standing anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises required that the insurance proceeds be a applied to such indebtedness then the Landlord shall have the right to terminate this lease by delivering written notice of termination to the Tenant within fifteen (15) clays. after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

(f) Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such lose or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however that this release shall be applicable and in force and effect only with respect to lose or damage occurring during such times as the lessor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the lessor to recover there under and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other thereof and of the amount of the extra Cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

12 . Liability. Landlord shall not be liable to Tenant or Tenants employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, caused by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless from all loss, expense or claims including attorneys' fees, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; and (iii) Tenant's operations in and maintenance and use of all the premises, the limit's of such policy or policies to be in the amount of not less than $1,000,000 per person and per occurrence in respect of injury to persons (including death), and in the amount of not less than $2,000,000 Aggregate per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefore, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (beating notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

13. Condemnation.

(a) If the whole or any substantial part of the premises should be taken for any Public or Quasi. public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the expired portion of this lease, effective when the physical taking of said premises shall occur.

(b) If less than a substantial part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall not terminate, but the rent payable hereunder during the expired portion of this lease shall be reduced to such extent as may be fair and reasonable under all the circumstances.

(c) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

14. Holding Over. Should Tenant, or any of its successors in interest, hold over the premises, or any part thereof, after the expiration of the terms of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month to month only, at a rental payable for the last month of the term of this lease plus twenty percent (20%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

15. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

16. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

(a) Tenant shall fail to pay any installment of the rent hereby reserved when due, or any other payment or reimbursement to landlord required herein, and such failure shall continue for a period five (5) days from the date such installment was due.

(b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(c) Tenant shall file a petition, voluntary or involuntary, under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt, or insolvent in proceedings filed against Tenant there under.

(d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

(e) Tenant shall desert or vacate any substantial portion of the premises.

(f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 16), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

17. Remedies. Upon the Occurrence of any of such events of default described in Paragraph 16 hereof, landlord shall have the option to pursue anyone or more of the following remedies without any notice or demand whatsoever:

(a) Terminate this lease, in which event Tenant shall immediately surrender the premises to landlord, and if Tenant fails so to do, landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant or any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore; and Tenant agrees to pay to landlord on demand the amount of any loss and damage which landlord may suffer by reason of such termination, whether through inability to rent the premises on satisfactory terms or otherwise.

(b) Enter upon and take possession of the premises and expel or remove Tenant and any other being person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and re-let the premises and receive the rent therefore; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such re-letting.

(c) Enter upon the premises by force if necessary without being liable for prosecution or any claim for damages therefore and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse landlord on demand for any expenses which landlord may incur in thus effecting compliance with Tenants obligations under this lease, and Tenant further agrees that landlord shall not be liable for any damages, resulting to the Tenant from such action, whether caused by the negligence of landlord or otherwise. In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to landlord for processing such late payments Tenant shall pay to landlord on demand a late charge in an amount equal to ten percent (10%) of such installment; and the failure to pay such amount within ten (10) days after demand therefore shall be an event of default hereunder. The provision for such late charge shall  be in addition to all of landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting landlord's remedies in any manner. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided of any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeit ure or waiver of any rent due to landlord hereunder or of any damages accruing to Landlord by reason the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this leas e or an acceptance of the surrender of the premises, and no agreement to terminate this lease or to accept a surrender of said premises shall be valid unless in writing and signed by Landlord. No waiver by landlord of any violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney a fees so incurred.

18. Landlords Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant here by grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed there from without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in Paragraph 18 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statute or lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

19. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed (s) of trust now or at any time hereafter constituting a lien or charge Upon the premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

20. Landlords Default. In the event Landlord should become in default in any payments due on any such mortgage described in paragraph 19 hereof, Tenant is authorized and empowered, after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and an behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 20, unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogat ion.

21. Mechanic's Liens. Tenant shall have no authority, express or i mplied, to create or place any lien or encumbrance, of any kind or nature whatsoever, upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such cl aim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Te nant covenants and agrees that will pay or cause to be paid all claims legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

22. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

(a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

(b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address here in below set forth, or at such other address within the continental United States Tenant may specify from time to time by written notice delivered in accordance herewith.

(c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:

TENANT:

Powin Center, L.L.C. #326

Fitzgerald Industrial Supplies Inc.

14325 N. E. Air Port Way, Suite 210

6975 S.W. Sandburg Road

Portland, Oregon 97230

Tigard, OR 97223

If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation all shall jointly arrange among themselves for their joint execution of

ADDENDUM TO LEASE

By and between

Powin Center LLC as Lessor

And

Fitzgerald Industrial Supplies Inc

In addition to the terms and conditions contained in the attached lease, the Parties further agree to the following:

23.          Condition of the Premises: The Lessor, at his sole cost and expense, will deliver the newly constructed space in accordance with the building codes and standard acceptable to the City of Portland, to include structure, heat/air conditioning, electrical, and lighting to include 2- 4 duplex 110 volt outlets in the warehouse area and office as laid out on the attached plan.

24.

      Occupancy: The Tenant is aware that he is responsible for complying with all of the codes and ordinances both of the city of Portland and the State of Oregon, as it relates to his use of the premise. It is the intention of the lessor to deliver the space within 10 weeks from the date the permit for the improvements is issued by the City.

25.

      Hazardous Materials: During the term of this lease and any extension there of, Tenant shall not cause or permit hazardous materials to be placed, held, or disposed of on, in or under the premises or to other wise affect the premises in any manner that violates federal, state of local laws, ordinances, rules regulations or policies now in effect or hereafter adopted, governing the use, storage treatment, transportation manufacture, refinement, handling, production or disposal of hazardous materials (collectively the "Environmental Laws") Lessee shall indemnify, defend, and hold Lessor and the present and future owners of the property harmless from and against any and all losses, liabilities, claims, and expenses (including reasonable attorney fees through appeal and fees of environmental engineers) arising out of or in any way relating to any default by Lessee pursuant to this section, provided that the Lessee will not be responsible to the Lessor for losses, liabilities, claims or expenses that do not in any way relate to the lessee's failure to comply with this section or its other responsibilities under the lease. The agreements by Lessee in this section shall survive the expiration or earlier termination of this lease. Lessee shall notify Lessor in writing of any and all governmental or regulatory actions instituted, threatened pursuant to any Environmental Laws affecting the premises.

26.

      RENT: In addition to the rent and the lease deposit as stated in Paragraph 2 of the lease agreement, a CAM charge of $340.00 per month will be charged.

Page two Lease Addendum - Powin Center LLC to Fitzgerald Industrial Supplies Inc.

27.

      CAM Charge: The building being new, we estimate the initial CAM charge to be .10 cents per square foot per month. These direct expenses are subject to an annual increase or decrease and are totaled and adjusted in January in each calendar year. CAM charges, or direct expenses, are the Tenant's pro rated share of taxes, insurance and common area maintenance. Among the items that are covered under the maintenance portion of the CAM charge are water, sewer, parking lot sweeping, landscape maintenance, common area utilities, to use these as an example. Also included in the CAM charge is a maintenance reserve that goes toward a reserve account to cover the expense of large maintenance items- such as roof repair, HVAC systems, exterior painting, Over head doors, etc.

28.

      Deposits: The lessee here with deposits with the landlord $1,680.00 representing first months rent a lease deposit of $1,796.00 and a CAM charge deposit for the first month in the sum of $340.00 for a total of $3,816.00.

29.

      Use: The leased space will be use for the wholesale sales and distribution of products for commercial and industrial companies.

Free Rent: The tenant is granted the first three months occupancy rent free, however, the CAM charges together with all of the terms and conditions of the lease are in full force and effect. The schedule of payments are as follows:

Months 1 to 3 rent free except for the $340.00 CAM charge

Months 4 to 36 $ 1,696.66

Months 37 to 63 $1,796.00

Page three Lease Addendum -- Powin Center LLC to Fitzgerald Industrial Supplies Inc

Lessor

Tenant

Powin Center LLC

Fitzgerald Industrial Supplies Inc

By /s/

By /s/

Date 04/08/04

Make checks Payable to: Powin Center LLC

Mail to:     T. P. Falk Company

P.O. Box 504

Brightwood, Oregon 97011

5032342100

1
2
3
4
5
6
7
8
350'–0"
50'–0"
50'–0"
50'–0"
50'–0"
50'–0"
50'–0"
50'–0"
A
B
C
D
E
F
16'–0"
44'–0"
44'–0"
36'–0"
36'–0"
176'–0"
INITIAL
50
0
50
100

POWIN CENTER

14325 N.E. AIRPORT WAY

A
6'-0"
5
50'-0"
6
INITIAL

POWIN CENTER

14325 NE AIRPORT WAY
PORTLAND, OREGON

MONTH TO MONTH RENTAL AGREEMENT

This Agreement made this the 9 day of June 2008 between MACO Life Style Company, Inc., here in after referred to as MACO and the Powin Center, The Powin Center having its principal Office at 6975 S.W. Greenburg Road #326, Tigard, Oregon 97223.

This agreement shall be subject to the terms and conditions of the Lease Assumption Agreement By MACO on space #210 in the Powin Center located a 14325 N.E. Air Port Way, Portland, Oregon 97230 dated I March 2008 and the provisions and conditions referred to and contained there in.

MACO is to occupy unit # 107 in the above named building on Month to Month tenancy for a Rental of $850.00 per month plus a CAM charge of $408.00 per month for a total due Each and every month of $1,258.00.

Month to Month tenancy may be terminated by either party with 30 days advance written notice.

Rental Payments are to be sent to:

T. P. Falk Company

P.O. Box 504

Brightwood, Oregon 97011

Phone 503 234 2100

Any similarity between the signors below does not necessarily represent a merger of interest.

Date 06/19/08

Powin Center

MACO

/s/ Joseph Lu

/s/ Joseph Lu

Joseph Lu

      Joseph Lu

MONTH TO MONTH RENTAL AGREEMENT

This Agreement made this the 9 day of June 2008 between MACO Life Style Company, Inc., here in after referred to as MACO and Joseph Lu of the Powin Corporation, The Powin Corporation having its principal Office at 6975 S.W. Greenburg Road 4326, Tigard, Oregon 97223 .

This agreement shall be subject to the terms and conditions of the Lease Assumption Agreement By MACO on space #210 in the Powin Center located a 14325 N.E. Air Port Way, Portland, Oregon 97230 dated 1 March 2008 and the provisions and conditions referred to and contained therein.

MACO is to occupy unit # 105 in the building located at 6210 N.E. 92nd Drive Portland, Oregon 97220 building on Month to Month tenancy for a Rental of $1250.00 per month plus a CAM charge of $565.00 per month for a total due Each and every month of $1,815.00.

Month to Month tenancy may be terminated by either party with 30 days advance written  notice.

Rental Payments are to be sent to:

T. P. Falk Company

P.O. Box 504

Bri ghtwood, Oregon 97011

Phone 503 234 2100

Any similarity between the signors below does not necessarily represent a merger interest.

Date 06-19-08

JOSEPH LU

MACO

/s/ Joseph Lu

/s/Joseph Lu

Joseph Lu

Joseph Lu